SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) March 30, 2003

                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-7109                      16-0837866
----------------------------   -----------------------         -----------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
                                  ------------
               (Registrant's telephone number including area code)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit 99.1      Servotronics, Inc. Press Release issued on March 30, 2003.


ITEM 9.  Regulation FD Disclosure

     On March 30, 2003, Servotronics, Inc. issued a press release announcing its financial results for the period ended December 31, 2002. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information provided in this Current Report on Form 8-K is being provided under Item 12 of Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 1, 2003

                                      SERVOTRONICS, INC



                                  By: /s/ Lee D. Burns
                                       ----------------------------------------
                                      Lee D. Burns
                                      Treasurer & CFO


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Exhibit Index

Exhibit No.                Description
-----------                -----------

99.1                       Servotronics, Inc. Press Release issued on
                           March 30, 2003.